Exhibit 99.3

ManpowerGroup

Restated Operating Unit Results

(In millions)

Effective January 1, 2024, our segment reporting was realigned to include our Puerto Rico business within Other Americas. Accordingly, our reportable segment, United States, is now adjusted to exclude Puerto Rico. All previously reported results have been restated to conform to the current year presentation.

	Three Months Ended March 31
			% Variance
			Amount	Constant
	2023	2022	Reported	Currency
	(Unaudited)
Revenues from Services:
Americas:
United States	$741.6	$854.2	-13.2%	-13.2%
Other Americas	388.6	397.0	-2.1%	9.0%
	1,130.2	1,251.2	-9.7%	-6.1%
Southern Europe:
France	1,169.3	1,192.4	-1.9%	2.5%
Italy	422.2	445.0	-5.1%	-0.8%
Other Southern Europe	476.4	556.5	-14.4%	-10.3%
	2,067.9	2,193.9	-5.7%	-1.4%
Northern Europe	967.6	1,094.5	-11.6%	-3.9%
APME	605.9	618.2	-2.0%	7.3%
	4,771.6	5,157.8
Intercompany Eliminations	(19.3)	(14.5)
	$4,752.3	$5,143.3	-7.6%	-2.2%
Operating Unit Profit:
Americas:
United States	$30.0	$53.6	-44.0%	-44.0%
Other Americas	18.6	19.2	-3.2%	9.1%
	48.6	72.8	-33.2%	-30.0%
Southern Europe:
France	44.9	49.6	-9.4%	-5.7%
Italy	30.7	29.0	5.9%	10.6%
Other Southern Europe	14.3	16.6	-14.3%	-9.1%
	89.9	95.2	-5.6%	-1.3%
Northern Europe	5.0	3.3	53.6%	107.7%
APME	21.1	19.0	11.5%	23.9%
	164.6	190.3
Corporate expenses	(37.9)	(42.0)
Intangible asset amortization expense	(8.8)	(9.6)
Operating profit	117.9	138.7	-15.0%	-7.4%
Interest and other expenses, net	(7.5)	(2.7)
Earnings before income taxes	$110.4	$136.0

	Three Months Ended June 30				Six Months Ended June 30
			% Variance				% Variance
			Amount	Constant			Amount	Constant
	2023	2022	Reported	Currency	2023	2022	Reported	Currency
	(Unaudited)
Revenues from Services:
Americas:
United States	$709.1	$870.2	-18.5%	-18.5%	$1,450.7	$1,724.4	-15.9%	-15.9%
Other Americas	389.6	392.5	-0.7%	11.3%	778.2	789.5	-1.4%	10.1%
	1,098.7	1,262.7	-13.0%	-9.3%	2,228.9	2,513.9	-11.3%	-7.7%
Southern Europe:
France	1,278.2	1,238.2	3.2%	0.9%	2,447.5	2,430.6	0.7%	1.7%
Italy	457.8	454.3	0.8%	-1.5%	880.0	899.3	-2.1%	-1.2%
Other Southern Europe	490.9	508.9	-3.5%	-4.7%	967.3	1,065.4	-9.2%	-7.6%
	2,226.9	2,201.4	1.2%	-0.9%	4,294.8	4,395.3	-2.3%	-1.2%
Northern Europe	952.5	1,027.1	-7.3%	-6.3%	1,920.1	2,121.6	-9.5%	-5.1%
APME	599.4	603.7	-0.7%	4.2%	1,205.3	1,221.9	-1.4%	5.8%
	4,877.5	5,094.9			9,649.1	10,252.7
Intercompany Eliminations	(21.4)	(20.8)			(40.7)	(35.3)
	$4,856.1	$5,074.1	-4.3%	-3.5%	$9,608.4	$10,217.4	-6.0%	-2.8%
Operating Unit Profit (Loss):
Americas:
United States	$23.1	$60.6	-61.9%	-61.9%	$53.1	$114.2	-53.5%	-53.5%
Other Americas	20.1	20.3	-0.9%	13.2%	38.7	39.5	-2.0%	11.2%
	43.2	80.9	-46.6%	-43.1%	91.8	153.7	-40.3%	-36.9%
Southern Europe:
France	49.5	62.3	-20.5%	-22.4%	94.4	111.9	-15.6%	-15.0%
Italy	36.3	35.5	2.1%	-0.3%	67.0	64.5	3.8%	4.6%
Other Southern Europe	6.8	13.9	-50.4%	-48.7%	21.1	30.5	-30.7%	-27.1%
	92.6	111.7	-17.0%	-18.6%	182.5	206.9	-11.8%	-10.6%
Northern Europe	(9.7)	10.8	-188.9%	-190.4%	(4.7)	14.1	-133.0%	-121.7%
APME	25.7	22.5	13.9%	20.0%	46.8	41.5	12.8%	21.8%
	151.8	225.9			316.4	416.2
Corporate expenses	(35.5)	(35.8)			(73.4)	(77.8)
Intangible asset amortization expense	(8.7)	(9.4)			(17.5)	(19.0)
Operating (loss) profit	107.6	180.7	-40.4%	-39.1%	225.5	319.4	-29.4%	-25.4%
Interest and other expenses, net	(11.8)	(6.7)			(19.3)	(9.4)
Earnings before income taxes	$95.8	$174.0			$206.2	$310.0

	Three Months Ended September 30				Nine Months Ended September 30
			% Variance				% Variance
			Amount	Constant			Amount	Constant
	2023	2022	Reported	Currency	2023	2022	Reported	Currency
	(Unaudited)
Revenues from Services:
Americas:
United States	$730.2	$854.3	-14.5%	-14.5%	$2,180.9	$2,578.8	-15.4%	-15.4%
Other Americas	381.1	385.5	-1.1%	9.6%	1,159.3	1,174.9	-1.3%	10.0%
	1,111.3	1,239.8	-10.4%	-7.0%	3,340.2	3,753.7	-11.0%	-7.5%
Southern Europe:
France	1,209.9	1,159.5	4.4%	-3.4%	3,657.4	3,590.1	1.9%	0.0%
Italy	413.7	395.1	4.7%	-3.1%	1,293.7	1,294.4	-0.1%	-1.8%
Other Southern Europe	485.1	485.2	0.0%	-3.7%	1,452.4	1,550.6	-6.3%	-6.4%
	2,108.7	2,039.8	3.4%	-3.4%	6,403.5	6,435.1	-0.5%	-1.9%
Northern Europe	914.2	954.1	-4.2%	-9.5%	2,834.3	3,075.7	-7.8%	-6.5%
APME	564.8	586.9	-3.8%	-1.6%	1,770.1	1,808.8	-2.1%	3.4%
	4,699.0	4,820.6			14,348.1	15,073.3
Intercompany Eliminations	(23.4)	(19.7)			(64.1)	(55.0)
	$4,675.6	$4,800.9	-2.6%	-5.4%	$14,284.0	$15,018.3	-4.9%	-3.6%
Operating Unit Profit (Loss):
Americas:
United States	$24.5	$52.0	-52.9%	-52.9%	$77.6	$166.3	-53.3%	-53.3%
Other Americas	13.4	19.1	-29.9%	-21.1%	52.1	58.5	-11.1%	0.7%
	37.9	71.1	-46.7%	-44.4%	129.7	224.8	-42.3%	-39.3%
Southern Europe:
France	47.9	56.6	-15.5%	-21.8%	142.3	168.5	-15.6%	-17.3%
Italy	27.0	29.0	-6.5%	-13.5%	94.0	93.5	0.6%	-1.0%
Other Southern Europe	9.5	14.7	-36.1%	-35.8%	30.6	45.2	-32.5%	-29.9%
	84.4	100.3	-15.9%	-21.5%	266.9	307.2	-13.1%	-14.2%
Northern Europe	(30.6)	12.8	-341.0%	-332.1%	(35.3)	26.9	-231.5%	-221.3%
APME	24.2	23.4	3.4%	7.3%	71.0	64.9	9.4%	16.5%
	115.9	207.6			432.3	623.8
Corporate expenses	(37.4)	(37.0)			(110.8)	(114.8)
Intangible asset amortization expense	(8.7)	(9.1)			(26.2)	(28.1)
Operating (loss) profit	69.8	161.5	-56.8%	-57.9%	295.3	480.9	-38.6%	-36.3%
Interest and other expenses, net	(15.1)	(4.7)			(34.4)	(14.1)
Earnings before income taxes	$54.7	$156.8			$260.9	$466.8

	Three Months Ended December 31				Year Ended December 31
			% Variance				% Variance
			Amount	Constant			Amount	Constant
	2023	2022	Reported	Currency	2023	2022	Reported	Currency
	(Unaudited)
Revenues from Services:
Americas:
United States	$685.2	$789.3	-13.2%	-13.2%	$2,866.2	$3,368.1	-14.9%	-14.9%
Other Americas	389.4	392.7	-0.8%	13.1%	1,548.6	1,567.6	-1.2%	10.7%
	1,074.6	1,182.0	-9.1%	-4.5%	4,414.8	4,935.7	-10.6%	-6.8%
Southern Europe:
France	1,209.7	1,194.9	1.2%	-4.1%	4,867.1	4,785.0	1.7%	-1.0%
Italy	415.1	412.5	0.6%	-4.6%	1,708.8	1,706.9	0.1%	-2.5%
Other Southern Europe	487.0	493.8	-1.4%	-3.7%	1,939.4	2,044.4	-5.1%	-5.7%
	2,111.8	2,101.2	0.5%	-4.1%	8,515.3	8,536.3	-0.2%	-2.4%
Northern Europe	913.7	972.6	-6.1%	-10.1%	3,748.0	4,048.3	-7.4%	-7.3%
APME	552.2	578.5	-4.5%	-2.7%	2,322.3	2,387.3	-2.7%	1.9%
	4,652.3	4,834.3			19,000.4	19,907.6
Intercompany Eliminations	(21.8)	(25.1)			(85.9)	(80.1)
	$4,630.5	$4,809.2	-3.7%	-5.2%	$18,914.5	$19,827.5	-4.6%	-4.0%
Operating Unit Profit (Loss):
Americas:
United States	$16.8	$38.1	-56.1%	-56.1%	$94.4	$204.4	-53.8%	-53.8%
Other Americas	19.1	19.7	-2.5%	18.9%	71.2	78.2	-8.9%	5.2%
	35.9	57.8	-37.9%	-30.6%	165.6	282.6	-41.4%	-37.5%
Southern Europe:
France	46.0	58.2	-21.0%	-25.4%	188.3	226.7	-17.0%	-19.3%
Italy	30.7	29.4	4.1%	-1.5%	124.7	122.9	1.5%	-1.1%
Other Southern Europe	14.1	18.2	-21.8%	-22.1%	44.7	63.4	-29.4%	-27.7%
	90.8	105.8	-14.1%	-18.2%	357.7	413.0	-13.4%	-15.2%
Northern Europe	(81.4)	15.5	-622.3%	-609.2%	(116.7)	42.4	-375.0%	-363.8%
APME	21.6	22.9	-5.4%	-2.3%	92.6	87.8	5.6%	11.6%
	66.9	202.0			499.2	825.8
Corporate expenses	(42.9)	(42.2)			(153.7)	(157.0)
Goodwill impairment charges	(55.1)	(50.0)			(55.1)	(50.0)
Intangible asset amortization expense	(8.4)	(9.0)			(34.6)	(37.1)
Operating (loss) profit	(39.5)	100.8	-139.2%	-134.8%	255.8	581.7	-56.0%	-53.3%
Interest and other expenses, net	(15.5)	(10.5)			(49.9)	(24.6)
(Loss) earnings before income taxes	$(55.0)	$90.3			$205.9	$557.1